UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2025
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01Entry into a Material Definitive Agreement.
On August 12, 2025, Sila Realty Trust, Inc. (the “Company”) and Sila Realty Operating Partnership, LP (the “Operating
Partnership”) entered into an Equity Offering Sales Agreement (the “Equity Sales Agreement”) with BofA Securities, Inc.,
Wells Fargo Securities, LLC, Truist Securities, Inc., BMO Capital Markets Corp., Huntington Securities, Inc.,  Citigroup
Global Markets Inc. and Janney Montgomery Scott LLC (collectively, the “Agents” and each individually, an “Agent”) and the
Forward Purchasers (as defined below). Pursuant to the Equity Sales Agreement, shares of the Company’s common stock,
$0.01 par value per share, having an aggregate offering price of up to $250,000,000 (the “Shares”) may be offered and sold from time to time. Pursuant to the terms of the Equity Sales Agreement, the Agents will act as the Company’s sales agents or, when acting as forward sellers (except in the case of Janney Montgomery Scott LLC), as agents for the relevant Forward
Purchaser, in connection with any offerings of Shares. The Company may also sell Shares to an Agent as principal for its own account. The Company also entered into separate master forward confirmations on August 12, 2025 (each a “Master Forward
Confirmation”) between the Company and each of Bank of America, N.A., Wells Fargo Bank, National Association, Truist
Bank, Bank of Montreal, Huntington Securities, Inc. and Citibank, N.A. or one of their respective affiliates (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”).
The sales, if any, of the Shares under the Equity Sales Agreement will be made in “at the market” offerings as defined in
Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions on the
New York Stock Exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or as otherwise agreed to with the applicable Agent.
The Equity Sales Agreement contemplates that, in addition to the issuance and sale of the Shares through the Agents, the
Company may enter into one or more separate forward sale agreements pursuant to a Master Forward Confirmation and related supplemental confirmations. If we enter into a forward sale agreement with any Forward Purchaser, we expect that such
Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through the relevant Agent, acting as sales agent for such Forward Purchaser (in such capacity, a “Forward Seller”), shares of our common stock to hedge such
Forward Purchaser’s exposure under such forward sale agreement. We will not initially receive any proceeds from any sale of borrowed shares of our common stock through an Agent, as Forward Seller.
We currently expect to fully physically settle each forward sale agreement, if any, with the relevant Forward Purchaser on one or more dates specified by us on or prior to the maturity date of such forward sale agreement, in which case we expect to receive aggregate net cash proceeds on each settlement date equal to the number of Shares underlying such forward sale agreement that are being settled multiplied by the relevant forward sale price per share. However, subject to certain exceptions, we may also elect, in our sole discretion, to cash settle or net share settle all or any portion of our obligations under any forward sale agreement, in which case we may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds
(in the case of net share settlement), and we may owe cash (in the case of cash settlement) or shares of our common stock (in the case of net share settlement) to the relevant Forward Purchaser.
The Agents are not required to sell any specific number or dollar amount of the Company’s common stock, but each
Agent will, subject to the terms and conditions of the Equity Sales Agreement, use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable laws and regulations, to sell the Shares designated by the
Company and, in the case of shares of its common stock offered through such Agent as Forward Seller, the relevant Forward
Purchaser from time to time.
Each Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of shares of our common stock sold through it as the Company’s sales agent. In connection with each forward sale agreement, we will pay the applicable Agent, as Forward Seller, a commission, in the form of a reduction to the initial forward sale price under the related forward sale agreement, at a mutually agreed rate that will not exceed, but may be lower than, 2.0%
of the initial forward sale price. The initial forward sale price is based on the gross sales price of the borrowed shares of our common stock sold through such Agent, as Forward Seller, during the applicable forward selling period for such shares, subject to certain adjustments during that period.
Under the terms of the Equity Sales Agreement, the Company may also sell shares of its common stock to one or more of the Agents as principal, at a price to be agreed upon at the time of sale. If the Company sells shares of its common stock to one or more of the Agents as principal, it will enter into a separate terms agreement with such Agent or Agents, as the case may be.
In any such sale to an Agent as principal, the Company may agree to pay the applicable Agent a commission or underwriting discount that may exceed 2.0% of the gross sales price per share of common stock sold to such Agent, as principal.
The Company intends to use the net proceeds from any sales of Shares or upon physical settlement of any forward sale agreement we may enter into with any of the Forward Purchasers for general corporate purposes, which may include, among other things, repaying amounts outstanding from time to time under the Company’s credit facilities, working capital and capital expenditures, potential future acquisitions, or a combinations of the foregoing.
The foregoing descriptions of the Equity Sales Agreement and the Master Forward Confirmation do not purport to be complete and are qualified in their entirety by the full text of the Equity Sales Agreement, including the form of Master
Forward Confirmation, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits

1.1	Equity Offering Sales Agreement, dated August 12, 2025.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the securities being registered.
23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: August 12, 2025	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer